February 14, 2023 Earnings Conference Call Fourth Quarter 2022

2 Cautionary Statements Regarding Forward-Looking Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Any reference to “E” after a year or time period indicates the information for that year or time period is an estimate. Any reference to expected average outstanding shares is exclusive of any equity offerings. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2021 Annual Report on Form 10-K filed with the SEC on February 25, 2022 in Part I, ITEM 1A. Risk Factors; (2) the Registrants’ Current Report on Form 8-K filed with the SEC on June 30, 2022 to recast Exelon’s consolidated financial statements and certain other financial information originally included in the 2021 Form 10-K in (a) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (b) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 17, Commitments and Contingencies; (3) the Registrants’ Third Quarter 2022 Quarterly Report on Form 10-Q (filed on November 3, 2022) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 13, Commitments and Contingencies; and (4) other factors discussed in filings with the SEC by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

3 Non-GAAP Financial Measures Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Historical results were revised from amounts previously reported to reflect only Exelon continuing operations. Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted operating earnings exclude certain items that are considered by management to be not directly related to the ongoing operations of the business as described in the Appendix • Adjusted operating and maintenance expense excludes regulatory operating and maintenance costs for the utility businesses and certain excluded items as set forth in the reconciliation in the Appendix • Operating ROE is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Electric Distribution, Gas Distribution, Transmission). • Adjusted cash from operations primarily includes cash flows from operating activities adjusted for common dividends and change in cash on hand Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available, as management is unable to project all of these items for future periods. This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Exelon’s baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentations. Exelon has provided these non- GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation.

4 Exelon is Powering a Cleaner and Brighter Future Exelon’s T&D platform is leading the energy transformation, creating value for customers and communities, and supports a projected risk-adjusted ~9-11% total return(1) for shareholders ❖ Delivering Customer Value ❖ Strengthening Our Infrastructure ❖ Modernizing Energy Delivery Systems ❖ Investing in Communities (1) Reflects total return proposition as of market close on 12/31/2022.

5 Key Messages Financial and Operational Excellence Rate Case Execution Long-Term Outlook Updates • Earned $2.27 per share in 2022, beating guidance(1) by $0.02 per share - ~8% growth off 2021 guidance midpoint(2) • Projecting 2023 dividend of $1.44 per share(3) – ~7% growth off 2022 dividend paid • Best-on-record reliability performance at ComEd, PECO and PHI (1) Based off the midpoint of Exelon’s 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at Analyst Day in January 2022. (2) Based off the midpoint of Exelon’s 2021 Adjusted EPS* guidance range of $2.06 - $2.14 as disclosed at Analyst Day in January 2022. (3) Dividend is subject to approval by Board of Directors. (4) 2023 earnings guidance based on expected average outstanding shares of 996M. ComEd’s 2023 earnings guidance is based on a forward 30-year Treasury yield as of 1/31/2023. • In 2022, successfully completed 4 distribution rate cases across DPL, PECO, and ComEd • DPL DE filed an electric distribution rate case on December 14, 2022 • ComEd filed its first multi-year plan (MYP) on January 17, 2023 • Second MYP filing for BGE with associated reconciliation expected in February 2023 • Second MYP filings for Pepco MD and DC with associated reconciliation filings in 1H 2023 • Investing ~$31B of capital over 2023-2026 to meet customer needs, driving expected rate base growth of ~8% through 2026 • No incremental equity in plan beyond $425M of remaining commitment • Projecting 2022 - 2026 Adjusted Operating Earnings* CAGR of 6 - 8%(1) • Initiating projected 2023 EPS* of $2.30 - $2.42 per share(4) - ~5% growth off 2022 guidance midpoint(1)

2022 Commitments Met

Value Proposition		Commitments Met
Industry-Leading Platform	✓	• Completed separation of Constellation Energy Corp, unlocking significant value for shareholders • 100% regulated T&D operations across 7 diverse jurisdictions
Operational Excellence	✓	• Best-on-record SAIFI performance at ComEd, PECO and PHI • BGE, ComEd and PECO delivered top quartile performance in customer satisfaction • Completed 4 electric and gas distribution rate cases
Financial Excellence	✓	• Invested $7.2B of capital for the benefit of customers • Earned 9.4% operating ROE*, highest since 2019 • Completed $575M of $1B equity commitment to support our investment plan through 2026
Leading ESG Profile	✓	• Employees volunteered 126,500 hours and donated $6.7M • Operated more than 75 workforce development programs across our 6 utilities • Connected income-eligible customers to ~$590M of financial assistance, a ~25% increase from 2021 • Funded $22M to support schools and students across company-sponsored programs
Sustainable Results	✓	• Delivered adjusted operating earnings* of $2.27 per share, exceeding the midpoint of guidance • Distributed common dividend of $1.35 per share, providing dividend yield of 3.1% as of 12/31/2022

Execution in 2022 solidified Exelon's value proposition as the premier T&D utility

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Operating Highlights

Operations	Metric	2022			
		BGE	ComEd	PECO	PHI
Electric Operations	OSHA Recordable Rate[1]				
	2.5 Beta SAIFI (Outage Frequency)[2]				
	2.5 Beta CAIDI (Outage Duration)[3]				
Customer Operations	Customer Satisfaction[4]				
Gas Operations	Gas Odor Response[5]		No Gas Operations		

Quartile

Q1	Q2
Q3	Q4

- Reliability remains strong:
  - ComEd, PECO and PHI achieved best-on-record SAIFI performance in the top decile
  - ComEd continues to deliver best-on-record CAIDI performance and is sustaining its top decile scores, while BGE, PECO, and PHI attained top quartile
- Continue to deliver on key customer operations metrics:
  - BGE, ComEd and PECO remain top quartile in customer satisfaction
- For the fourth consecutive quarter, BGE, PECO, and PHI sustained top decile performance in gas odor response, with BGE delivering its best-on-record performance
- ComEd maintains strong safety performance in OSHA at top quartile, and we remain focused on improving BGE, PECO, and PHI

Note: quartiles are calculated using results reported in 2020 by a panel of peer companies that are deemed most comparable to Exelon's utilities
(1) Reflects the number of work-related injuries or illnesses requiring more than first-aid treatment, per 100 employees (source: EEI Safety Survey, T&D Peer Panel only).
(2) Reflects the average number of interruptions per customer as YE actuals (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA).
(3) Reflects the average time to restore service to customer interruptions (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA).
(4) Reflects the measurements of perceptions of reliability, customer service, price and management reputation by residential and small business customers reported to Escalent.
(5) Reflects the percentage of calls responded to in 1 hour or less (sources: PSE&G Peer Panel Gas Survey and AGA Best Practices Survey).

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8 2022 Financial Results Fourth Quarter 2022 EPS Results $0.21 $0.21 $0.09 $0.09 $0.10 $0.10 $0.11 $0.12 ($0.08) Q4 GAAP Earnings ($0.09) $0.43 Q4 Adjusted Operating Earnings* $0.43 Note: amounts may not sum due to rounding (1) 2022 earnings guidance based on expected average outstanding shares of 983M. ComEd’s 2022E original earnings guidance was based on a forward 30-year Treasury yield as of 12/31/2021. Adjusted (non-GAAP) operating earnings* drivers versus $2.25 per share midpoint of full year guidance(1): ComEd ROE* Favorable weather and storm activity Strong cost control Proactive reinvestment in business Financing costs Full Year 2022 EPS Results $0.93 $0.94 $0.62 $0.62 $0.58 $0.63 $0.39 $0.43 ($0.42) ($0.33) FY GAAP Earnings $2.27 ($0.02) ($0.02) $2.08 FY Adjusted Operating Earnings* PHI BGE Corp ComEd PECO Discontinued Ops Adj 2022 operating earnings* results exceed the midpoint of our guidance

9 Exelon’s Annual Earned Operating ROEs* 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% 9.4% 2022202020182016 20192017 2021 Note: Represents the twelve-month periods December 31, 2016-2022 for Exelon’s utilities (excludes Corp). Earned operating ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Gray-shaded area represents Exelon’s 9-10% targeted range. Delivered 2022 operating ROE* within our 9-10% targeted range

10 2023 Adjusted Operating Earnings* Guidance Key Year-over-Year DriversAdjusted Operating Earnings* Guidance(1) Incremental investments in utility infrastructure Discontinued operations adjustment not applicable in post-separation results BGE and PHI MYP 1 reconciliation in process Return to normal storm activity and weather Incremental debt at Corporate and other financing costs 2022 Original Guidance 2023 Original Guidance $2.18 - $2.32(2) $2.30 - $2.42(3) (1) Includes after-tax interest expense associated with debt held at Corporate (2) 2022 earnings guidance based on expected average outstanding shares of 983M. ComEd’s 2022E earnings guidance was based on a forward 30-year Treasury yield as of 12/31/2021. (3) 2023 earnings guidance based on expected average outstanding shares of 996M. ComEd’s 2023E earnings guidance is based on a forward 30-year Treasury yield as of 1/31/2023. 2023 operating EPS* growth of ~5% from 2022 guidance midpoint to 2023 guidance midpoint

11 Customer Needs and Industry Trends Continue to Support Investment Growth $22.9B $26.0B $26.7B $29.0B $20.8B $6.7B $3.9B 2021 - 2024E2019 - 2022E 2023 - 2026E2020 - 2023E $31.3B 2022 - 2025E … and translates to higher rate base(2) growth 4-year capital investment(1) profile drives benefits for our customers... (1) 4-year capital outlook for 2022-2025E reflects capital forecast as presented at Analyst Day 2022; forecast for 2023-2026E as of Q4 2022 earnings call. (2) Reflects current year end rate base projections. Exelon’s $31.3B low-risk capital plan from 2023 to 2026 results in expected rate base growth of 7.9% $51.4B $56.2B $60.8B $65.0B $44.8B $14.2B $10.6B 2022 2023E 2025E2024E 2026E $69.6B 7.9% Electric DistributionGas Delivery Electric Transmission Goodings Grove 345kV Transmission $111 million from 2023-2026 Elkins Park Building Substation $45 million from 2023-2026 Erdman to Summerfield Transmission Expansion $301 million from 2023-2026 Downtown 34-69kV Resupply $231 million from 2023-2026 Largest T&D Projects in 2023-2026 Capital Plan

Focused on Managing Costs to Support Affordability

Managing Costs Well Below the Rate of Inflation



$ in millions
Adjusted O&M ($M)*(1)(2)
1.7%
$3,725 $3,725 $3,900 $3,800 $3,950 $3,950 $4,150 $4,200
2016 2017 2018 2019 2020 2021 2022 2023E

Rates 23% Below Largest U.S. Metro Cities



Exelon Service Territory
cents/kWh(3)
Top 20 City Average: 17.04
U.S. Average: 14.39
San Diego 31.66
New York 28.42
Boston 26.50
Los Angeles 21.94
San Francisco 21.68
Detroit 18.07
Minneapolis 14.41
Chicago 14.20
Atlanta 14.12
Phoenix 13.63
Baltimore 13.19
Philadelphia 12.78
Washington, D.C. 12.44
Miami 12.19
St. Louis 11.10

Addressing Customer Affordability Across Multiple Dimensions

- Exelon is well positioned to manage inflationary pressures
  - Working with business partners to mitigate price increases and avoid long lead times through negotiations, utilizing alternative suppliers, and purchasing in bulk
  - World-class Supply organization leveraging economies of scale
  - 44% of labor force is represented, with contract renewals over 2023 to 2027
- Since 2016, adjusted O&M* is projected to increase at an annualized rate of 1.7% through 2023, which is well below the rate of inflation, benefitting customer bills by avoiding $500M+ of inflationary impacts(4)
- Beyond Exelon's proven cost management discipline, other elements contribute to efforts to keep total customer bills affordable
  - Carbon Mitigation Credit (CMC) contracts in Illinois
  - Financial assistance programs for income-eligible customers
  - Energy efficiency programs

(1) Reflects adjusted O&M* for Exelon's utilities which includes allocated costs from the shared services company; numbers rounded to the nearest $25M.
(2) 2022 actual adjusted O&M includes $34M of CEJA-related costs at ComEd that were treated as regulatory asset spend in 2022 but reclassified to adjusted operating O&M beginning in 2023.
(3) Source: Edison Electric Institute Typical Bills and Average Rates report for Summer 2022; reflects residential average rates for the 12-month period ending 6/30/2022. Los Angeles and Boston residential average rate data for the 12-month period ending 6/30/2022 sourced from Energy Information Administration (EIA-861M). High-population cities that do not provide data (e.g., Houston) are excluded from analysis. Chart reflects a sample of the top 20 cities for illustrative purposes.
(4) Assuming an average annual 3.2% rate of inflation based on consumer price index as reported by the Bureau of Labor Statistics and IHS across 2016-2023, adjusted O&M costs would have increased by ~$1B over the same time period.

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Advancing an Equitable Transition to Cleaner Energy in Illinois

Key Priorities, Provisions and Goals of the Climate & Equitable Jobs Act (CEJA)

100%
Carbon-free electricity by 2045

50%
Renewable Portfolio Standard by 2040

3
Climate Works Hubs

$550M
Annual funding for renewables



1M
EVs expected by 2030

$50M
Clean energy access in low-income communities annually

13
Clean Jobs Workforce Network Program Hubs

$180M
Annual energy transition fund

…Drives the Proposed Investment in ComEd's Multi-Year Integrated Grid Plan Filing


7%
16%
16%
10%
14%
37%
Major Investment Categories(1)
Capacity Expansion
Corrective Maintenance
IT Projects
New Business
System Performance
Other(2)

ComEd Multi-Year Plan Case Detail (2024 – 2027)	
Proposed Common Equity Ratio	50.58% - 51.19%
Proposed Return on Equity	10.50% - 10.65%
Expected Final Order	No later than December 20, 2023
Proposed Revenue Requirement Adjustment	35% of 2024 accrued revenue requirement collected in 2026

Proposed investments at ComEd help ensure the safety, resiliency and security of the grid while meeting the demands of evolving customer needs – all with a focus on equity and affordability

(1) Investment Plan categories sourced from the Multi-Year Integrated Grid Plan (MYIGP) filed with the Illinois Commerce Commission on January 17, 2023.
(2) Other investment categories include Facility Relocation, Preventative Maintenance, Real Estate, Administrative & General, Shared Services, Vehicles, and Tools.

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Advancing an Equitable Transition to Cleaner Energy in Maryland

Key Priorities, Provisions and Goals of the Climate Solutions Now Act (CSNA) and the Impact of the BGE Multi-Year Plan[(1)]

100%
Net zero electricity by 2045

$36B
In economic impact

5
Work groups and taskforces created



72k
Jobs supported

$50M
Rebates authorized to partner with local school boards to incentivize EV bus adoption

$8B
In labor income

...Drives the Proposed Investment in BGE's Multi-Year Plan (MYP) Filing



9%
10%
8%
12%
41%
19%
Major Investment Categories[(2)]
Capacity Expansion
Corrective Maintenance
IT Projects
New Business
System Performance
Other[(3)]

BGE Multi-Year Plan Case Detail (2024 – 2026)	
Expected Filing Date	February 2023
Proposed Common Equity Ratio	52%
Proposed Return on Equity	10.40%
Expected Order Date per Statute	December 2023

Proposed investments at BGE help ensure the safety, reliability, and resiliency of our systems while meeting the demands of evolving customer needs – all with a focus on setting a foundation for the utility of the future

(1) Study conducted by the Regional Economic Studies Institute at Towson University.
(2) Major investment categories sourced from the BGE Electric & Gas Multi-Year Plan to be filed in February 2023.
(3) Other investment categories include Shared Services, Customer Operations, Facilities Relocation, Fleet, Outdoor Lighting, Real Estate and Facilities, Storm, Tools, Training, and Other items.

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Long-Term Earnings Growth Supports Sustainable Dividend

Targeting 6-8% Operating Earnings* CAGR from 2022 - 2026(1)(5)



6-8%
$2.18 – $2.32(2)
$2.30 - $2.42(3)
2022E
2023E

Projected Dividend Payout(4)

Expect ~60% dividend payout ratio resulting in dividend growing in-line with targeted 6-8% operating EPS* CAGR through 2026



6-8%
$1.35
$1.44
2022A
2023E

- Reaffirm prior target of 6-8% operating EPS* CAGR from 2021-2025(6), with expectation to be at midpoint or better
- Initiate new target of 6-8% operating EPS* CAGR from 2022-2026(5), with expectation to be at midpoint or better
- Annual growth in 2024 and beyond projected to be within the 6-8% range, if not above it; slide 16 provides year-over-year growth drivers

Exelon is targeting operating EPS* CAGR of 6-8% from 2022 to 2026, and projecting a ~60% dividend payout ratio of operating earnings* that will grow in-line with the targeted 6-8% EPS* growth

Note: amounts may not sum due to rounding
(1) Includes after-tax interest expense associated with debt held at Corporate.
(2) Reflects 2022 original earnings guidance based on expected average outstanding shares of 983M. ComEd's 2022E original earnings guidance was based on a forward 30-year Treasury yield as of 12/31/2021.
(3) 2023E earnings guidance based on expected average outstanding shares of 996M. ComEd's 2023E earnings guidance is based on a forward 30-year Treasury yield as of 1/31/2023.
(4) Dividend is subject to approval by the Board of Directors.
(5) Based off the midpoint of Exelon's 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at Analyst Day in January 2022.
(6) Based off the midpoint of Exelon's 2021 Adjusted EPS* guidance range of $2.06 - $2.14 as disclosed at Analyst Day in January 2022.

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Key Modeling Drivers and Assumptions

	2023		2024		2025		2026	
OpCo	Drivers[1]	YoY EPS	Drivers[1]	YoY EPS	Drivers[1]	YoY EPS	Drivers[1]	YoY EPS
BGE	Gas and electric MYP 1 year 3 rates, MYP 1 reconciliation (2021 and 2022), and transmission, offset by MYP 1 regulatory lag	↑	Gas and electric MYP 2 year 1 rates, MYP 1 reconciliation (2023), and transmission	↑	Gas and electric MYP 2 year 2 rates and transmission	↑	Gas and electric MYP 2 year 3 rates and transmission	↑
ComEd	Distribution and transmission rate base growth; 30-Yr TSY on ROE	↑	Distribution and transmission rate base growth (MYP 1 year 1 rates)	↑	Distribution and transmission rate base growth (MYP 1 year 2 rates)	↑	Distribution and transmission rate base growth (MYP 1 year 3 rates)	↑
PECO	Return to normal weather and storm, electric year 2 in 3-yr cadence of FPFTY, partially offset by year 1 gas rates, transmission, and electric DSIC tracker[2]	↓	Electric year 3 and gas year 2 in 3-yr cadence of FPFTY, offset by transmission and DSIC tracker[2]	→	Year 1 electric rates, transmission, and gas DSIC tracker, partially offset by gas year 3 in 3-yr cadence of FPFTY[2]	↑	Electric year 2 in 3-yr cadence of FPFTY, partially offset by year 1 gas rates, transmission, and electric DSIC tracker[2]	→
PHI	Pepco MD MYP 1 year 3, DPL MD MYP 1 year 1, DPL DE gas and electric rates, and transmission, partially offset by Pepco DC MYP 1 stay out regulatory lag	↑	Pepco DC and MD MYP 2 year 1, DPL MD MYP 1 year 2 rates, and transmission	↑	Pepco DC and MD MYP 2 year 2, DPL MD MYP 1 year 3 rates, and transmission	↑	Pepco DC and MD MYP 2 year 3, DPL MD MYP 2 year 1 rates, and transmission	↑
Corp	$1.65B of new debt and other financing costs, partially offset by the absence of disc. ops adj.	↓	Portion of $3.4B of 2024-2026 new debt and other financing costs	↓	Portion of $3.4B of 2024-2026 new debt and other financing costs	↓	Portion of $3.4B of 2024-2026 new debt and other financing costs	↓
Total YoY Growth Relative to Range	Growth Below Low End of 6-8% Range		Growth in Low End of 6-8% Range		Growth Above 6-8% Range		Growth in Middle of 6-8% Range	

Rate case activity and investment plan drives annual growth path towards expectation of being at midpoint or better of expected 6-8% operating EPS* CAGRs[3] for 2021 - 2025 and 2022 - 2026

Note: YoY earnings growth estimates are for illustrative purposes only to provide indicative YoY variability; arrows indicate incremental contribution or drag to YoY operating EPS* growth but not necessarily equivalent in terms of relative impact

(1) Reflects publicly known distribution rate cases that Exelon expects to file in the balance of 2022 and 2023. Excludes traditional base rate cases with filing dates that are not yet available to the public.

(2) PECO assumes a 3-year rate case cadence of Fully Projected Future Test Year (FPFTY) for long-range planning purposes; i.e., filing in 2024 and 2025 for electric and gas distribution, respectively.

(3) 2021-2025 and 2022-2026 EPS CAGRs based off the midpoints of Exelon's 2021 Adjusted EPS* guidance range of $2.06 - $2.14 and Exelon's 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at 2022 Analyst Day, respectively.

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Maintaining a Strong Balance Sheet is a Top Financial Priority

S&P FFO / Debt %* and Moody's CFO (Pre-WC) / Debt %*


15%
14%
13%
12%
0%
13-14%
12%
2023-2026E Average(1,2)
Exelon Downgrade Threshold(3)

Low-risk Attributes Support a Strong Credit Profile

- Pure-play T&D utility company operating across 7 different regulatory jurisdictions
- Largest T&D utility in the country, serving 10+ million customers
- Track record of top quartile reliability performance
- Geographically diverse group of utilities in supportive regulatory jurisdictions
- ~100% of rate base growth covered by alternative recovery mechanisms and ~73% decoupled from volumetric risk

Credit Ratings(4)	ExCorp	ComEd	PECO	BGE	ACE	DPL	Pepco
Moody's	Baa2	A1	Aa3	A3	A2	A2	A2
S&P	BBB	A	A	A	A	A	A
Fitch	BBB	A	A+	A	A	A	A

Strong balance sheet and low-risk attributes provide strategic and financial flexibility

(1) 2023–2026 average internal estimate based on S&P and Moody's methodology, respectively.
(2) Without tax repairs deduction, CAMT cash impact expected to result in 2023–2026 average at the low end of range; with tax repairs deduction, CAMT cash impact expected to result in 2023–2026 average at the high end of range.
(3) S&P and Moody's downgrade thresholds based on their published reports for Exelon Corp.
(4) Current senior unsecured ratings for Exelon and BGE and current senior secured ratings for ComEd, PECO, ACE, DPL, and Pepco.

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18 2023 Business Priorities and Commitments Focused on continued execution of operational, regulatory, and financial priorities to build on the strength of Exelon’s value proposition as the premier T&D utility ❖Maintain industry-leading operational excellence ❖ Achieve constructive rate case outcomes for customers and shareholders ❖ Deploy $7.2B of capex for the benefit of the customer ❖ Earn consolidated operating ROE* of 9-10% ❖ Deliver against operating EPS* guidance of $2.30 - $2.42 per share ❖Maintain strong balance sheet and execute on 2023 financing plan Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value ❖ Continue to advocate for equitable and balanced energy transition ❖ Focus on customer affordability, including through cost management

19 Appendix

20 Delivering Sustainable Value as the Premier T&D Utility Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value SUSTAINABLE VALUE ✓ Strong Growth Outlook: ~$31.3B of T&D capital from 2023-2026 to meet customer needs, resulting in expected rate base growth of 7.9% and fully regulated T&D operating EPS* growth of 6-8% from 2022-2026(1) ✓ Shareholder Returns: Expect ~60% dividend payout ratio(2) resulting in dividend growing in-line with targeted 6-8% operating EPS* CAGR through 2026 INDUSTRY-LEADING PLATFORM ✓ Size and Scale: Largest T&D utility in the country serving 10+ million customers ✓ Diversified Rate Base: Operate across 7 different regulatory jurisdictions ✓ Large Urban Footprint: Geographically positioned to lead the clean energy buildout in our densely-populated territories OPERATIONAL EXCELLENCE ✓ Safely Powering Reliability and Resilience: Track record of top quartile reliability performance ✓ Delivering a World-Class Customer Experience: Helping customers take control of energy usage while delivering top quartile customer satisfaction results ✓ Constructive Regulatory Environments: ~100% of rate base growth covered by alternative recovery mechanisms and ~73% decoupled from volumetric risk LEADING ESG PROFILE ✓ No Owned Generation Supply: Pure-play T&D utility ✓ Advancing Clean and Affordable Energy Choices: Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates ✓ Supporting Communities: Powering the economic health of the diverse communities we serve, while advancing social equity FINANCIAL DISCIPLINE ✓ Strong Balance Sheet: Maintain balance sheet capacity to firmly support investment grade credit ratings ✓ Organic Growth: Reinvestment of free cash to fund utility capital programs with $425M of equity in plan (1) Based off the midpoint of Exelon’s 2022 Adjusted EPS* guidance range of $2.18 - $2.32 as disclosed at Analyst Day in January 2022. (2) Dividend is subject to approval by the Board of Directors.

Utility Capex and Rate Base vs. Previous Disclosures

Analyst Day 2022 Capital Expenditures ($M)


6,900
875
1,500
4,525
2022E
7,100
900
1,525
4,650
2023E
7,450
975
1,600
4,875
2024E
7,500
950
1,725
4,850
2025E

Q4 2022 Capital Expenditures ($M)


7,150
900
1,450
4,775
2022
7,175
925
1,450
4,825
2023E
7,550
975
1,600
4,975
2024E
8,200
975
1,825
5,400
2025E
8,350
1,000
1,800
5,575
2026E

Analyst Day 2022 Rate Base ($B)


+8.1%
47.6
6.2
9.9
31.4
2021E
52.0
7.2
10.9
33.9
2022E
55.7
7.8
11.6
36.3
2023E
60.5
8.6
12.9
39.0
2024E
65.0
9.3
14.4
41.3
2025E

Q4 2022 Rate Base ($B)


+7.9%
51.4
7.1
10.5
33.7
2022
56.2
8.0
11.7
36.5
2023E
60.8
8.9
12.6
39.3
2024E
65.0
9.8
13.4
41.8
2025E
69.6
10.6
14.2
44.8
2026E

Gas Delivery/Other[(1)] Electric Transmission Electric Distribution[(2)]

Planning to invest $31.3B of capital from 2023-2026 for the benefit of our customers, supporting projected rate base growth of 7.9% from 2022-2026

Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Analyst Day 2022 capex disclosures dated January 10, 2022. Q4 2022 disclosures dated February 14, 2023.

(1) Other includes long-term regulatory assets, which generally earn a return consistent with rate base, including Energy Efficiency and the Solar Rebate Program.

(2) Electric distribution rate base includes regulatory assets that earn a full authorized Rate of Return; regulatory asset spend not reflected in capital spend projections.

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21

22 ComEd Capital Expenditure Forecast Q4 2022 Capital Expenditures ($M)Analyst Day 2022 Capital Expenditures ($M) Project ~$11.1B of capital being invested from 2023-2026 2,100 2,075 2,025 2,350 2,450 425 475 525 575 650 2026E2022 2023E 2,525 2025E 2,550 2024E 2,550 2,925 3,100 2,025 2,050 2,000 1,975 450 500 575 675 2022E 2025E2023E 2,650 2024E 2,575 2,475 2,550 Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Analyst Day 2022 capex disclosures dated January 10, 2022. Q4 2022 disclosures dated February 14, 2023. (1) Other includes long-term regulatory assets, which generally earn a return consistent with rate base, including Energy Efficiency and the Solar Rebate Program. (2) Electric distribution rate base includes regulatory assets that earn a full authorized Rate of Return; regulatory asset spend not reflected in capital spend projections. Rate Base 2022: 37% of Total Exelon Rate Base 6% 22% 72% Gas Delivery/Other(1) Electric Transmission Electric Distribution(2) $19.1B

Project ~$6.2B of capital being invested from 2023-2026 23 PECO Capital Expenditure Forecast 875 975 1,150 1,200 1,225 175 75 75 350 325 375 375 350 1,650 2025E2022 1,375 2024E2023E 50 1,575 50 2026E 1,400 1,600 850 950 1,075 1,100 175 75 100 125325 325 375 375 1,550 1,325 2022E 2024E2023E 2025E 1,375 1,575 Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Analyst Day 2022 capex disclosures dated January 10, 2022. Q4 2022 disclosures dated February 14, 2023. (1) Electric distribution rate base includes regulatory assets that earn a full authorized Rate of Return; regulatory asset spend not reflected in capital spend projections. Q4 2022 Capital Expenditures ($M)Analyst Day 2022 Capital Expenditures ($M) Rate Base 2022: 20% of Total Exelon Rate Base 26% 11%63% Gas Delivery/Other Electric Transmission Electric Distribution(1) $10.2B

Project ~$6.0B of capital being invested from 2023-2026 24 BGE Capital Expenditure Forecast 625 525 525 525 525 225 325 425 625 450 475 475 525 525 550 1,475 2026E2022 2023E 1,675 1,325 2024E 1,325 2025E 1,550 500 450 475 500 275 400 400 400 475 475 500 500 2023E2022E 2024E 1,325 1,225 2025E 1,4001,375 Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Analyst Day 2022 capex disclosures dated January 10, 2022. Q4 2022 disclosures dated February 14, 2023. (1) Electric distribution rate base includes regulatory assets that earn a full authorized Rate of Return; regulatory asset spend not reflected in capital spend projections. Q4 2022 Capital Expenditures ($M)Analyst Day 2022 Capital Expenditures ($M) Rate Base 2022: 18% of Total Exelon Rate Base 31% 19% 49% Gas Delivery/Other Electric Transmission Electric Distribution(1) $9.1B

25 PHI Consolidated Capital Expenditure Forecast 1,200 1,225 1,275 1,325 1,375 650 550 575 600 625 125 100 2026E 1,925 2023E 75 2025E2022 2024E 75 75 1,900 1,950 1,975 2,075 1,175 1,200 1,325 1,275 600 525 550 550 100 100 2025E 75 2022E 2023E 2024E 75 1,850 1,825 1,950 1,875 Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Analyst Day 2022 capex disclosures dated January 10, 2022. Q4 2022 disclosures dated February 14, 2023. (1) Electric distribution rate base includes regulatory assets that earn a full authorized Rate of Return; regulatory asset spend not reflected in capital spend projections. Project ~$7.9B of capital being invested from 2023-2026 Q4 2022 Capital Expenditures ($M)Analyst Day 2022 Capital Expenditures ($M) Rate Base 2022: 25% of Total Exelon Rate Base 4% 26% 69% Gas Delivery/Other Electric Transmission Electric Distribution(1) $13.0B

Project ~$1.8B of capital being invested from 2023-2026 26 ACE Capital Expenditure Forecast 275 300 250 275 275 175 150 200 200 200 2022 2026E 425 2023E 2024E 2025E 450 450 475 475 300 300 300 275 175 150 175 175 2024E2022E 475 2023E 2025E 475 450 450 Electric Distribution(1)Electric Transmission Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Analyst Day 2022 capex disclosures dated January 10, 2022. Q4 2022 disclosures dated February 14, 2023. (1) Electric distribution rate base includes regulatory assets that earn a full authorized Rate of Return; regulatory asset spend not reflected in capital spend projections. Q4 2022 Capital Expenditures ($M)Analyst Day 2022 Capital Expenditures ($M) Rate Base 2022: 6% of Total Exelon Rate Base 39% 61% $3.2B

Project ~$2.4B of capital being invested from 2023-2026 27 DPL Capital Expenditure Forecast 250 275 325 300 350 150 175 175 225 20075 125 100 75 75575 2023E 600 2022 2024E 2025E 475 2026E 575 600 250 250 300 275 150 150 150 175 100 100 75 75 525 475 2022E 2023E 525 2024E 500 2025E Electric TransmissionGas Delivery Electric Distribution(1) Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Analyst Day 2022 capex disclosures dated January 10, 2022. Q4 2022 disclosures dated February 14, 2023. (1) Electric distribution rate base includes regulatory assets that earn a full authorized Rate of Return; regulatory asset spend not reflected in capital spend projections. Q4 2022 Capital Expenditures ($M)Analyst Day 2022 Capital Expenditures ($M) Rate Base 2022: 7% of Total Exelon Rate Base 15% 31% 54% $3.6B

28 Pepco Capital Expenditure Forecast 675 650 725 750 775 325 250 225 175 225 900 2022 2026E2023E 2024E 925 2025E 1,000 900 975 625 650 725 700 275 225 225 200 2023E 900 900 2022E 900 2024E 2025E 950 Electric Transmission Electric Distribution(1) Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Analyst Day 2022 capex disclosures dated January 10, 2022. Q4 2022 disclosures dated February 14, 2023. (1) Electric distribution rate base includes regulatory assets that earn a full authorized Rate of Return; regulatory asset spend not reflected in capital spend projections. Project ~$3.7B of capital being invested from 2023-2026 Q4 2022 Capital Expenditures ($M)Analyst Day 2022 Capital Expenditures ($M) Rate Base 2022: 12% of Total Exelon Rate Base 17% 83% $6.1B

2023 Financing Plan(1) Capital plan financed with a balanced approach to maintain strong investment grade ratings OpCo Instrument Issuance ($M) Maturity ($M) Issued ($M) Remaining ($M) FMB $975 - $975 - FMB $350 - - $350 FMB $75 - - $75 FMB $650 ($500) - $650 FMB $525 ($50) - $525 Senior Notes $600 ($300) - $600 Senior Notes $2,500 ($850)(2) - $2,500 Equity $425M of equity expected between 2023 and 2025 - - - Note: FMB represents First Mortgage Bonds (1) Financing plans are subject to change, depending on capital expenditures, regulatory outcomes, internal cash generation, market conditions, changes in tax policies, and other factors. (2) Represents $850M of 18-month term loans maturing in July 2023. 29

2023-2026 Financing Plan



$ in billions
~$17
~($6)
~$6
~$13
~$0.4
~$31
Adjusted Cash from Operations*(1) 2023-2026
Debt Maturity
Debt Refinance
Debt Issuance(2)
Equity Issuance(3)
Utility Investment 2023-2026

Balanced investment and value return strategy results in limited equity needs over the next several years

Note: Financing plan is subject to change
(1) Adjusted Cash from Operations* is net of common dividends and change in cash on hand.
(2) Includes both utility and corporate debt. Anticipate maintaining ~51% equity to capital ratio at the utilities. Of the $13B, corporate debt issuances expected to be approximately $5 billion over 2023-2026.
(3) Expect to issue the remaining $425 million of equity between 2023 and 2025.

exelon 30

Exelon Debt Maturity Profile(1,2) Debt Balances (as of 12/31/22)(1,2) Short-Term Debt Long-Term Debt(4) Total Debt BGE $0.4B $4.2B $4.6B ComEd $0.6B $10.7B $11.3B PECO $0.2B $4.8B $5.0B PHI $0.4B $8.1B $8.5B Corp $0.9B(3) $9.6B(4) $10.6B Exelon $2.6B $37.5B $40.1B ($M) As of 12/31/2022 850 500 807 750 650 997 303 1,250 1,178 908 763 295 833 1,430 675 700 600 1,400 650 741 750 1,275 2,150 1,550 750 2,150 700 850 833 500 850 360 600 810 175 1,225 1,200 1,650 2,400 204520242023 20522025 20402026 2027 20462028 20502029 2030 2031 20432032 2033 2034 2035 2036 2037 2038 2039 2041 2042 2044 2047 2048 2049 2051 EXC Regulated ExCorp (1) Maturity profile excludes non-recourse debt, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium. (2) Long-term debt balances reflect 2022 Q4 10-K GAAP financials, which include items listed in footnote 1. (3) Includes $500M of 364-day term loan maturing March 2023. (4) Includes $850M and $500M of 18-Month term loans maturing July 2023 and April 2024, respectively. Exelon’s weighted average long-term debt maturity is approximately 17 years 31

Q4 2022 QTD Adjusted Operating Earnings* Waterfall Note: Amounts may not sum due to rounding (1) Revised from amounts previously reported to reflect only Exelon continuing operations. (2) Reflects higher allowed electric distribution ROE due to an increase in treasury rates and higher rate base. (3) Includes the Q4 2021 voluntary customer refund related to the ICC investigation of matters identified in the Deferred Prosecution Agreement. (4) Includes higher contracting costs and operational system upgrades. (5) Includes lower contracting costs partially due to timing of maintenance projects. $0.14 $0.06 $0.07 $0.03 $0.13 $0.12 ($0.06) ($0.03) BGEPECOQ4 2021 ($0.03) ComEd PHI Corp $0.12 $0.10 $0.09 $0.21 ($0.09) Q4 2022 $0.39(1) $0.43 BGE PHI PECO Corp ComEd ($0.03) Interest Expense $0.06 Distribution and Energy Efficiency Rates(2) $0.01 Other(3) $0.02 Distribution Rates ($0.01) Depreciation and Amortization ($0.01) Credit Loss Expense ($0.01) Interest Expense ($0.02) Other(4) $0.01 Distribution Rates ($0.01) Other $0.02 Distribution Rates $0.01 Income Tax Timing ($0.01) Depreciation and Amortization ($0.01) Credit Loss Expense $0.02 Other(5) 32

Q4 2022 YTD Adjusted Operating Earnings* Waterfall



$0.15 Distribution, Transmission, and Energy Efficiency Rates(2)
$0.02 Other
$0.06 Distribution and Transmission Rates
$0.01 Storm Costs
($0.03) Depreciation and Amortization
($0.01) Credit Loss Expense
($0.01) Interest Expense
($0.02) Other
$0.24 BSC Allocations Adjustment for Discontinued Operations(3)
($0.06) Interest Expense
($0.01) Other
$1.83(1)
$0.43
$0.53
$0.62
$0.77
($0.26)
($0.26)
$0.17
$0.10
$0.12 Distribution Rates
$0.03 Storm Costs
($0.02) Depreciation and Amortization
($0.01) Credit Loss Expense
($0.01) Interest Expense
($0.01) Other
$0.09 Distribution Rates
($0.04) Depreciation and Amortization
($0.02) Credit Loss Expense
($0.02) Interest Expense
($0.01) Storm Costs
$0.24
($0.07)
$2.27
$0.43
$0.63
$0.62
$0.94
($0.33)
($0.02)
BGE
PECO
PHI
ComEd
Corp
Discontinued Ops Adjustment(3)
Q4 2021
ComEd
PECO
BGE
PHI
Corp
Q4 2022

Note: Amounts may not sum due to rounding
(1) Revised from amounts previously reported to reflect only Exelon continuing operations.
(2) Reflects higher allowed electric distribution ROE due to an increase in treasury rates and higher rate base.
(3) Reflects certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules.

exelon
33

34 Exelon Adjusted Operating Earnings* Sensitivities Interest Rate Sensitivity to +50bp 2023E 2024E 30-Year US Treasury Yield (1) $0.03 $0.00 Cost of Debt (2) $(0.00) $(0.01) Exelon Consolidated Effective Tax Rate 16.5% 8.9% Exelon Consolidated Cash Tax Rate 9.2% 8.3% . (1) Reflects full year impact to a +50bp increase on the 30-Year US Treasury Yield impacting ComEd’s ROE net of Corporate 30-year swap impacting Exelon’s adjusted operating earnings* as of 1/31/2023. Beyond 2023, Exelon’s sensitivity relates to other ComEd long-term regulatory assets tied to interest rates, including Energy Efficiency and the Solar Rebate Program. (2) Reflects full year impact to a +50bp increase on Corporate debt net of pre-issuance hedges and floating-to-fixed interest rate swaps as of 1/31/2023.

35 Rate Case Details

Exelon Distribution Rate Case Updates

	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Revenue Requirement	Requested/Approved ROE / Equity Ratio	Expected/Received Order Date
DPL DE Gas	SA FO												$7.6M[1,2]	9.60% / 49.94%	Oct 12, 2022
PECO Gas	FO												$54.8M[1,3]	N/A / N/A[3]	Oct 27, 2022
DPL MD		IB RB	FO										$28.9M[1,5] 3-Year MYP	9.60% / 50.50%	Dec 14, 2022
ComEd FRU		FO											$198.9M[1,4]	7.85% / 49.45%	Nov 17, 2022
DPL DE Electric			CF										$59.9M[1,6]	10.50% / 50.50%	Q2 2024
ComEd MYP				CF				IT	RT		EH	IB RB	$1.47B[1,7] 4-Year MYP	2024: 10.50% / 50.58% 2025: 10.55% / 50.81% 2026: 10.60% / 51.03% 2027: 10.65% / 51.19%	Dec 2023

CF Rate case filed
IT Intervenor direct testimony
RT Rebuttal testimony
EH Evidentiary hearings
IB Initial briefs
RB Reply briefs
FO Final commission order
SA Settlement agreement

Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Revenue requirement excludes the transfer of $5.8M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. Delmarva Power implemented full proposed rates on August 14, 2022, subject to refund. On October 5, 2022, DPL filed a black box settlement with the DPSC, which did not stipulate on Rate Base. The DPSC approved the settlement without modification on October 12, 2022.
(3) Revenue requirement excludes the transfer of $7M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. On October 27, 2022, the Commission approved PECO's Joint Petition for Settlement. The settlement did not stipulate any ROE, Equity Ratio, or Rate Base.
(4) Includes $55M related to the annual reconciliation for 2021, which provides for a ROR of 5.91% and an allowed ROE of 7.78% that reflect a 7bps performance metric penalty. Excludes ~$65M of deferred income tax benefits, which would partially offset the revenue requirement increase. Revenue requirement in initial filing was an increase of $198.8M. Through the discovery period in the current proceeding, ComEd agreed to ~$0.1M in adjustments.
(5) Reflects 3-year cumulative multi-year plan. On October 7, 2022, DPL filed a partial settlement with the MDPSC, which included incremental revenue requirement increases of $16.9M, $6.0M and $6.0M with rates effective January 1, 2023, January 1, 2024, and January 1, 2025, respectively. The MDPSC approved the settlement without modification on December 14, 2022.
(6) Requested revenue requirement excludes the transfer of $12.4M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power may implement full proposed rates on July 15, 2023, subject to refund. Procedural schedule for DPL DE electric base rate case is expected to be finalized by March 1, 2023
(7) Reflects 4-year cumulative multi-year rate plan. ComEd proposes a phase in plan that accrues revenues but defers recovery of 35% of the 2024 increase of $877M until 2026. Milestones for ComEd MYP are based on a proposed schedule; timeline is subject to change until approved by the Administrative Law Judges.

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36

Delmarva DE (Gas) Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	22-0002
Test Year	January 1, 2021 – December 31, 2021
Test Period	12 Months Actual
Common Equity Ratio	49.94%
Rate of Return	ROE: 9.60%; ROR: 6.57%
Rate Base (Adjusted)	N/A
Revenue Requirement Increase	$7.6M(1,2)
Residential Total Bill % Increase	6.9%

Notes

- January 14, 2022, Delmarva Power filed an application with the Delaware Public Service Commission (DPSC) seeking an increase in gas distribution base rates
- October 5, 2022, Delmarva Power filed a black box settlement agreement with the DPSC, which included a revenue requirement increase of $7.6M, but no stipulation on Rate Base
- October 12, 2022, the Commission approved the settlement agreement without modification

Detailed Rate Case Schedule

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr
Filed rate case	▲ 1/14/2022															
Intervenor testimony							▲ 7/1/2022									
Rebuttal testimony								▲ 8/15/2022								
Settlement agreement										▲ 10/5/2022						
Commission order										▲ 10/12/2022						

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.
(2) Revenue requirement excludes the transfer of $5.8M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. Delmarva Power implemented full proposed rates on August 14, 2022, subject to refund.

exelon
37

38 PECO (Gas) Distribution Rate Case Filing Rate Case Filing Details Notes Docket No. R-2022-3031113 • March 31, 2022, PECO filed a general base rate filing with the Pennsylvania Public Utility Commission (PAPUC) seeking an increase in gas distribution base rates • September 19, 2022, PECO filed a Joint Petition for Settlement of Rate Investigation, which included a revenue requirement increase of $54.8M, but no stipulation on ROE, Equity Ratio, or Rate Base • October 11, 2022, the presiding ALJ issued his Recommended Decision in which he found the settlement to be in the public interest and recommended the Settlement be approved without modification • October 27, 2022, the Commission approved the settlement Test Year January 1, 2023 – December 31, 2023 Test Period 12 Months Budget Common Equity Ratio N/A Rate of Return ROE: N/A; ROR: N/A Rate Base (Adjusted) N/A Revenue Requirement Increase $54.8M(1,2) Residential Total Bill % Increase 9.0% Detailed Rate Case Schedule Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Intervenor testimony 7/21/2022 8/11/2022 - 8/12/2022 Rebuttal testimony 9/19/2022 10/27/2022Commission order 6/22/2022 Evidentiary hearings Settlement agreement 3/31/2022Filed rate case (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings. (2) Revenue requirement excludes the transfer of $7M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates.

Delmarva MD Distribution Rate Case Filing

Multi-Year Plan Case Filing Details	
Formal Case No.	9681
Test Year	January 1 – December 31
Test Period	2023, 2024, 2025
Common Equity Ratio	50.50%
Rate of Return	ROE: 9.60%; ROR: 6.62%
2023-2025 Rate Base (Adjusted)	$921M, $973M, $993M
2023-2025 Revenue Requirement Increase	$16.9M, $6.0M, $6.0M(1,2)
2023-2025 Residential Total Bill % Increase	3.0%, 1.0%, 1.0%

Notes

- May 19, 2022, Delmarva Power filed its first three-year multi-year plan (MYP) request with the Maryland Public Service Commission (MDPSC) seeking an increase in electric distribution base rates
- October 7, 2022, Delmarva Power filed a partial settlement agreement with the MDPSC, which included a cumulative revenue requirement increase of $28.9M
- December 14, 2022, the MDPSC approved the settlement without modification

Detailed Rate Case Schedule

	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
Filed rate case	5/19/2022								
Intervenor testimony				8/19/2022					
Rebuttal testimony					9/19/2022				
Settlement agreement						10/7/2022			
Initial briefs							11/1/2022		
Reply briefs							11/14/2022		
Commission order								12/14/2022	

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.
(2) Company proposed incremental revenue requirement increases with rates effective January 1, 2023, January 1, 2024, and January 1, 2025, respectively.

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39

ComEd Distribution Rate Case Filing (FRU)

Rate Case Filing Details		Notes
Docket No.	22-0302	• April 15, 2022, ComEd filed its final annual distribution formula rate update with the Illinois Commerce Commission (ICC) • Rate increase amount is driven by higher treasury yields and continued investment in infrastructure that will enhance the reliability of the grid and enable advancement of clean technologies and renewable energy • November 17, 2022, the ICC issued a final order with rates effective January 1, 2023
Test Year	January 1, 2021 – December 31, 2021	
Test Period	2021 Actual Costs + 2022 Projected Plant Additions	
Common Equity Ratio	49.45%	
Rate of Return	ROE: 7.85%; ROR: 5.94%	
Rate Base (Adjusted)	$13,883M	
Revenue Requirement Increase	$198.9M[1,2]	
Residential Total Bill % Increase	2.7%	

Detailed Rate Case Schedule

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
Filed rate case				▲ 4/15/2022									
Intervenor testimony						▲ 6/29/2022							
Rebuttal testimony							▲ 7/27/2022						
Evidentiary hearings									▲ 9/14/2022				
Commission order											▲ 11/17/2022		

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.
(2) Includes $55M related to the annual reconciliation for 2021, which provides for a ROR of 5.91% and an allowed ROE of 7.78% that reflect a 7bps performance metric penalty. Excludes ~$65M of deferred income tax benefits, which would partially offset the revenue requirement increase. Revenue requirement in initial filing was an increase of $198.8M. Through the discovery period in the current proceeding, ComEd agreed to ~$0.1M in adjustments.

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40

Delmarva DE (Electric) Distribution Rate Case Filing

Rate Case Filing Details		Notes
Docket No.	22-0897	• December 15, 2022, Delmarva Power filed an application with the Delaware Public Service Commission (DPSC) seeking an increase in electric distribution rates • This rate increase will support significant investments in infrastructure to maintain safety, reliability and customer service for our customers, as well as address emerging macroeconomic factors, specifically inflationary pressures and increased storm costs
Test Year	July 1, 2022 – June 30, 2023	
Test Period	3 months actual + 9 months estimated	
Proposed Common Equity Ratio	50.50%	
Proposed Rate of Return	ROE: 10.50%; ROR: 7.44%	
Proposed Rate Base (Adjusted)	$1,079M	
Requested Revenue Requirement Increase	$59.9M(1,2)	
Residential Total Bill % Increase	8.35%	

Detailed Rate Case Schedule(3)

	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr
Filed rate case	▲ 12/15/2022																
Intervenor testimony																	
Rebuttal testimony																	
Evidentiary hearings																	
Initial briefs																	
Reply briefs																	
Commission order expected																	Q2 2024 →

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.
(2) Requested revenue requirement excludes the transfer of $12.4M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power may implement full proposed rates on July 15, 2023, subject to refund.
(3) Procedural schedule for DPL DE electric base rate case is expected to be finalized by March 1, 2023.

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41

ComEd Distribution Rate Case Filing (MYP)

Multi-Year Plan Case Filing Details	
Formal Case No.	23-0055
Test Year	January 1 – December 31
Test Period	2024, 2025, 2026, 2027
Proposed Common Equity Ratio	50.58% in 2024 increasing to 51.19% in 2027
2024-2027 Proposed Rate of Return	ROE: 10.50%, 10.55%, 10.60%, 10.65% ROR: 7.43%, 7.50%, 7.62%, 7.70%
2024-2027 Proposed Rate Base (Adjusted)	$15.5B; $16.5B; $17.6B; $18.8B
2024-2027 Requested Revenue Requirement Increase	$877M, $175M, $217M, $203M[1,2]
2024-2027 Residential Total Bill % Increase	7.2%, 5.7%, 5.9%, (1.45%)[3]

Notes

- January 17, 2023, ComEd filed a four-year multi-year plan (MYP) request with the Illinois Commerce Commission (ICC) seeking an increase in electric distribution base rates
- Proposal aligns with the investments in ComEd MYIGP, which was also filed with the ICC on January 17, 2023. The two cases were consolidated.
- The proposal includes a phase-in of new rates, deferring 35% of the first year's bill impact until 2026, as allowed under the Climate & Equitable Jobs Act (CEJA)

Detailed Rate Case Schedule[4]

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
Filed rate case	1/17/2023												
Intervenor testimony					5/18/2023								
Rebuttal testimony						6/27/2023							
Evidentiary hearings								8/21/2023					
Initial briefs									9/12/2023				
Reply briefs									9/27/2023				
Commission order expected												12/20/2023[5]	

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.
(2) Reflects the revenue requirement increases without the effects of ComEd's proposed phase-in approach. ComEd proposes a phase in plan that accrues revenues but defers recovery of 35% of the 2024 increase of $877M until 2026.
(3) Includes the effects of the proposed deferral of collecting 35% of the 2024 increase until 2026.
(4) Milestones for ComEd MYP are based on a proposed schedule; timeline is subject to change until approved by the Administrative Law Judges.
(5) Commission order expected no later than 12/20/2023.

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42

Approved Distribution Rate Case Financials

Approved Electric Distribution Rate Case Financials	Revenue Requirement Increase/(Decrease)	Allowed ROE	Common Equity Ratio	Rate Effective Date
ComEd (Electric)	$198.9M	7.85%	49.45%	Jan 1, 2023
PECO (Electric)(1)	$132.0M	N/A	N/A	Jan 1, 2022
BGE (Electric)(2)	$139.9M	9.50%	52.00%	Jan 1, 2021
Pepco MD (Electric)(3)	$52.2M	9.55%	50.50%	Jun 28, 2021
Pepco D.C. (Electric)(4)	$108.6M	9.275%	50.68%	Jul 1, 2021
DPL MD (Electric)(5)	$28.9M	9.60%	50.50%	Jan 1, 2023
DPL DE (Electric)	$13.5M	9.60%	50.37%	Oct 6, 2020
ACE (Electric)	$41.0M	9.60%	50.21%	Jan 1, 2022

Approved Gas Distribution Rate Case Financials	Revenue Requirement Increase/(Decrease)	Allowed ROE	Common Equity Ratio	Rate Effective Date
PECO (Gas)	$54.8M	N/A	N/A	Jan 1, 2023
BGE (Gas)(2)	$73.9M	9.65%	52.00%	Jan 1, 2021
DPL DE (Gas)	$7.6M	9.60%	49.94%	Nov 1, 2022

(1) The PaPUC issued an order on November 18, 2021 approving the Joint Petition for Settlement with rates effective on January 1, 2022. The settlement does not stipulate any ROE, Equity Ratio or Rate Base.

(2) Reflects a three-year cumulative multi-year plan for 2021 through 2023. The MDPSC awarded BGE electric revenue requirement increases of $59 million, $39 million, and $42 million, before offsets, in 2021, 2022, and 2023, respectively, and natural gas revenue requirement increases of $53 million, $11 million, and $10 million, before offsets, in 2021, 2022, and 2023, respectively. The MDPSC utilized the tax benefits to fully offset the increases in 2021 and January 2022 such that customer rates remained unchanged. For the remainder of 2022, the MDPSC chose to offset only 25% of the cumulative 2021 and 2022 electric revenue requirement increases and 50% of the cumulative gas revenue requirement increases. After deferring a decision on 2023 and asking BGE to make a new proposal, the MDPSC accepted BGE's recommendation in October 2022 to not use certain tax benefits to offset 2023 revenue requirement increases.

(3) Reflects a three-year cumulative multi-year plan for April 1, 2021 through March 31, 2024. The MDPSC awarded Pepco electric incremental revenue requirement increases of $21 million, $16 million, and $15 million, before offsets, for the 12-month periods ending March 31, 2022, 2023, and 2024, respectively. The MDPSC offset customer rate increases through March 31, 2022 with certain accelerated tax benefits, but deferred the decision to use additional tax benefits to offset customer rate increases for the periods after March 31, 2022.

(4) Reflects a cumulative multi-year plan with 18-months remaining in 2021 through 2022. The DCPSC awarded Pepco electric incremental revenue requirement increases of $42 million and $67 million, before offsets, for the remainder of 2021 and 2022, respectively. However, the DCPSC utilized the acceleration of refunds for certain tax benefits along with other rate relief to partially offset the customer rate increases by $22 million and $40 million for the remainder of 2021 and 2022, respectively.

(5) Reflects 3-year cumulative multi-year plan. On October 7, 2022, DPL filed a partial settlement with the MDPSC, which included incremental revenue requirement increases of $16.9M, $6.0M and $6.0M with rates effective January 1, 2023, January 1, 2024, and January 1, 2025, respectively. The MDPSC approved the settlement without modification on December 14, 2022.

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44 Approved Electric Transmission Formula Rate Financials Approved Electric Transmission Formula Rate Financials Revenue Requirement Increase/(Decrease)(1) Allowed ROE(2) Common Equity Ratio Rate Effective Date(3) ComEd - 11.50% 55.00% Jun 1, 2022 PECO $39M 10.35% 53.29% Jun 1, 2022 BGE $16M 10.50% 52.92% Jun 1, 2022 Pepco $31M 10.50% 50.36% Jun 1, 2022 DPL $11M 10.50% 50.52% Jun 1, 2022 ACE $34M 10.50% 50.00% Jun 1, 2022 (1) The increase in BGE's transmission revenue requirement includes a $5 million reduction related to a FERC-approved dedicated facilities charge to recover the costs of providing transmission service to specifically designated load by BGE. (2) The rate of return on common equity for each Utility Registrant includes a 50-basis-point incentive adder for being a member of a RTO. (3) All rates are effective June 1, 2022 - May 31, 2023, subject to review by interested parties pursuant to review protocols of each tariff.

45 Reconciliation of Non-GAAP Measures

46 Projected GAAP to Operating Adjustments • Exelon’s projected 2023 adjusted (non-GAAP) operating earnings excludes the earnings effects of costs related to the separation.

47 GAAP to Non-GAAP Reconciliations(1) GAAP Operating Income + Depreciation & Amortization = EBITDA - Cash Paid for Interest +/- Cash Taxes +/- Other S&P FFO Adjustments = FFO (a) Long-Term Debt + Short-Term Debt + Underfunded Pension (after-tax) + Underfunded OPEB (after-tax) + Operating Lease Imputed Debt - Cash on Balance Sheet +/- Other S&P Debt Adjustments = Adjusted Debt (b) S&P FFO Calculation(2) S&P Adjusted Debt Calculation(2) Moody’s CFO (Pre-WC)/Debt (3) = CFO (Pre-WC) (c) Adjusted Debt (d) Moody’s CFO (Pre-WC) Calculation(3) Cash Flow From Operations +/- Working Capital Adjustment +/- Other Moody’s CFO Adjustments = CFO (Pre-Working Capital) (c) Long-Term Debt + Short-Term Debt + Underfunded Pension (pre-tax) + Operating Lease Imputed Debt +/- Other Moody’s Debt Adjustments = Adjusted Debt (d) S&P FFO/Debt (2) = FFO (a) Adjusted Debt (b) Moody’s Adjusted Debt Calculation(3) (1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures. (2) Calculated using S&P Methodology. (3) Calculated using Moody’s Methodology.

48 Q4 QTD GAAP EPS Reconciliation Three Months Ended December 31, 2022 ComEd PECO BGE PHI Other Exelon 2022 GAAP Earnings (Loss) from Continuing Operations Per Share $0.21 $0.10 $0.11 $0.09 ($0.08) $0.43 Income Tax-Related Adjustments - - - - (0.01) (0.01) 2022 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.21 $0.10 $0.12 $0.09 ($0.09) $0.43 Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. (1) Other and Exelon amounts are revised from amounts previously reported to reflect only Exelon continuing operations and include certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon’s results as these costs do not qualify as expenses of the discontinued operations per the accounting rules. Three Months Ended December 31, 2021(1) ComEd PECO BGE PHI Other Exelon 2021 GAAP Earnings (Loss) from Continuing Operations Per Share $0.14 $0.12 $0.12 $0.03 ($0.09) $0.31 COVID-19 Direct Costs - - - - - 0.01 Separation costs 0.01 - - - 0.01 0.03 Income Tax-Related Adjustments - - - 0.03 0.01 0.04 2021 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.14 $0.13 $0.12 $0.06 ($0.06) $0.39

Q4 YTD GAAP EPS Reconciliation

Twelve Months Ended December 31, 2022[1]	ComEd	PECO	BGE	PHI	Other	Exelon
2022 GAAP Earnings (Loss) from Continuing Operations Per Share	$0.93	$0.58	$0.39	$0.62	($0.44)	$2.08
Asset Impairments	-	-	0.04	-	-	0.04
Separation costs	0.01	-	-	0.01	-	0.02
Income tax-related adjustments	-	0.04	-	-	0.08	0.12
2022 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$0.94	$0.63	$0.43	$0.62	($0.35)	$2.27

Twelve Months Ended December 31, 2021[1,2]	ComEd	PECO	BGE	PHI	Other	Exelon
2021 GAAP Earnings (Loss) from Continuing Operations Per Share	$0.76	$0.51	$0.42	$0.57	($0.61)	$1.65
COVID-19 Direct Costs	-	-	-	-	-	0.01
Acquisition related costs	-	-	-	-	0.02	0.02
ERP System Implementation	-	-	-	-	0.01	0.01
Cost Management Program	-	-	-	-	-	0.01
Separation costs	0.01	0.01	0.01	0.01	0.02	0.06
Income Tax-Related Adjustments	-	-	-	0.03	0.03	0.06
2021 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$0.77	$0.53	$0.43	$0.62	($0.52)	$1.83

Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding.

(1) Other and Exelon include certain BSC costs that were historically allocated to ExGen for January 2022 but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules.

(2) Other and Exelon amounts are revised from amounts previously reported to reflect only Exelon continuing operations and include certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules.

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GAAP to Non-GAAP Reconciliations

Exelon Operating TTM ROE Reconciliation ($M)(1)	2016	2017	2018	2019	2020	2021	2022
Net Income (GAAP)	$1,103	$1,704	$1,836	$2,065	$1,737	$2,225	$2,501
Operating Exclusions	$461	($24)	$32	$30	$246	$82	$96
Adjusted Operating Earnings	$1,564	$1,680	$1,869	$2,095	$1,984	$2,307	$2,596
Average Equity(2)	$16,523	$17,779	$19,367	$20,913	$22,690	$24,967	$27,479
Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity)	9.5%	9.4%	9.6%	10.0%	8.7%	9.2%	9.4%

Exelon Adjusted O&M Reconciliation ($M)(3)	2016	2017	2018	2019	2020	2021	2022	2023
GAAP O&M	$4,300	$4,025	$4,150	$4,000	$4,375	$4,200	$4,475	$4,500
Regulatory Required O&M	($175)	($300)	($200)	($175)	($175)	($175)	($250)	($275)
Operating Exclusions	($400)	-	($50)	($50)	($275)	($75)	($75)	($25)
Adjusted O&M (Non-GAAP)	$3,725	$3,725	$3,900	$3,800	$3,950	$3,950	$4,150	$4,200

(1) Represents the twelve-month periods December 31, 2016-2022 for Exelon's utilities (excludes Corp and PHI Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Components may not reconcile to other SEC filings due to rounding.
(2) Reflects simple average book equity for Exelon's utilities less goodwill at ComEd and PHI.
(3) Reflects utility O&M which includes allocated costs from the shared services company; numbers rounded to the nearest $25M and may not sum due to rounding.

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Thank you Please direct all questions to the Exelon Investor Relations team:  InvestorRelations@ExelonCorp.com  312-394-2345